Exhibit 10

2009 STOCK GRANT AND OPTION PLAN

1.     PURPOSE:  This  2009 Stock Grant and Option Plan  (the "Plan") is intended to serve as an incentive to and to encourage stock ownership by  certain directors,  officers,  employees  of  and certain persons rendering contract services  to Rock Energy Resources, Inc., a Delaware corporation (the Corporation"), so that they may  acquire  or  increase  their  proprietary  interest  in  the success of the  Corporation,  and  to  encourage  them  to  remain in the Corporation’s service.

2.    ADMINISTRATION: The Plan will be administered by a committee appointed by the Corporation’s Board of Directors (the “Committee”).  The Committee  will  consist  of  not  less  than two  (2)  members who will be appointed  by,  and  serve  at  the  pleasure  of,  the  Corporation's  Board of Directors.  The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, will be filled only by the Board of Directors. The Committee will select one of its members as Chairman, and will hold meetings at such times and places as it may determine. Acts by a majority of the Committee in a meeting at which a quorum is present  and  acts  approved  in  writing  by  a  majority of the members of the committee  will  be the valid acts of the Committee. No member of the Committee will vote on  any matter concerning his or her own participation in the Plan, except  that  the  Board  of  Directors as a whole may act on stock grants and options granted to directors. If no Committee has been appointed, the entire Board will constitute the Committee.

The Committee will be authorized to grant stock and/or options under the Plan to such directors, officers, employees of and other persons rendering service to the Corporation or any parent or subsidiary corporation of the Corporation, as defined for purposes of Internal Revenue Code Section 422A ("Parent or Subsidiary"), at such times and in such amounts as it may decide.

The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it will be final unless otherwise determined by the Board of Directors. No member of the Committee or Board of Directors will be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.     ELIGIBILITY

3.1.    General:   The Participants will include directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants and attorneys who provide bona fide services to the Company. Participants are eligible to be granted warrants, options, restricted common, or unrestricted common and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common, unrestricted common and other awards. A Participant who has been granted an option, or warrant hereunder may be granted an additional option, warrant options, warrants or preferred stock, if the Committee will so determine.

3.2    Termination  of Eligibility:  Any  option  granted hereunder will expire  if,  for any reason other than his or her death, the optionee (i) ceases to  be employed by the Corporation or a Parent or Subsidiary thereof; (ii) is no longer  a  member  of  the  Corporation's Board of Directors; or (iii) no longer performs  services  for  the  Corporation  as  an  independent contractor. The expiration  will  take  effect  at the earliest of the following times: four (4)months  from  the  date  of  the  occurrence  causing termination of eligibility (twelve  (12)  months if the optionee's eligibility ceases because of his or her disability),  or  upon  the  date  the  option expires by its terms. During such four-month period, the option may be exercised in accordance with its terms, but only  in  respect  of  the  number of shares for which the right to exercise has accrued  on  the  date  of termination of employment, or status as a director or independent  contractor.  The Committee will decide whether an authorized leave of absence  or absence for military or governmental service, or absence for any other  reason,  will constitute termination of eligibility for purposes of this Section.  This determination will  be  subject  to  review  by  the  Board of Directors.

3.3.     Death  of  Optionee and Transfer of Option:  If the optionee  dies while  eligible  to participate in the Plan, or within four (4) months after the termination  of  his  or her eligibility, and will not have fully exercised the option,  the option may be exercised at any time within twelve (12) months after the  optionee's  death  by  the optionee's executors or administrators or by any person  or persons who acquired the option directly from the optionee by bequest or  inheritance.  However,  no option will be exercisable after it expires; and options  may  be  exercised  only  to  the  extent  that the optionee's right to exercise the option had accrued at the time of his or her death and had not been previously  exercised.   No option will be transferable by the optionee otherwise than  by will  or  the  laws  of  intestate  succession.

4.     IDENTIFICATION OF STOCK:  The stock subject to grant and the options will  be  shares  of  the  Corporation's authorized but unissued or acquired or reacquired  Common  Stock, par value $0.0001 (the "Stock").  The aggregate number of  shares  subject to stock grants and options will not exceed 10,000,000 shares of Stock (subject to adjustment as provided in Section 5.6).  If any option granted hereunder will expire or terminate for any reason without having been exercised in  full,  the  unpurchased  shares subject thereto will again be available for purposes  of  this  Plan.

5.     STOCK GRANTS, OPTIONS AND WARRANTS:  The Committee will have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive warrants, options, restricted common, or unrestricted common stock under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such grant or such options or warrants and the terms thereof, (iii) to determine the type of Common Stock granted: restricted common or convertible preferred stock, unrestricted common stock or a combination of restricted and unrestricted common stock.  The Committee will thereupon grant stock, options or warrants in accordance with such determinations as evidenced by a written stock grant, option or warrant agreement. Subject to the express provisions of the Plan, the Committee will have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.  Any stock, option or warrant granted pursuant to the Plan will comply with and be subject to the following terms and  conditions:

5.1.    Number of Shares:  Each grant, option or warrant will state the number of shares to which  it  pertains.

5.2.    Price:  Each stock grant, option or warrant  will state a price, which will  be  determined  at  the  Committee's  discretion.

5.3.     Method of Option Exercise: An option will be exercised by written notice to the Corporation stating the number of shares with respect to which the option is  being exercised and designating a time for the delivery thereof, which will be not more than fifteen (15) days after notice is given unless another date was mutually agreed upon. At the time specified in the notice, the Corporation will deliver  to  the  optionee  at  the  Corporation's  principal  office,  or other appropriate  place the Committee determines, a certificate(s) for such shares of previously  authorized  but  unissued shares or acquired or reacquired shares of Stock  as  the  Corporation  may  elect.   Notwithstanding  the  foregoing,  the Corporation may postpone delivery of any certificate(s) after notice of exercise for  any  reasonable  period  required  to  comply  with  any applicable listing requirements  of  any  national  or  other  securities exchange. In the event an option  will be exercisable by any person other than the optionee, the required  notice  under  this  section  will be accompanied by appropriate proof of such person's  right  to  exercise  the  option.

5.4.    Payment: The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

            (a) cash;

            (b) check;

            (c) full recourse promissory note;

            (d) other Shares which (i) in the case of Shares acquired upon exercise of an Option, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (e) consideration received by the Company from a licensed broker under a cashless exercise program implemented by the Company to facilitate "same day" exercises and sales of Options;

            (f) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

            (g) any combination of the foregoing methods of payment; or

            (h) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

5.5.    Term  of  Option:  The term of  an  option granted hereunder will be  determined  by  the Committee at the time of grant, but will not exceed five (5)  years  from  the  day  of  the  grant.  In no event  will any option be exercisable  after  the  expiration  of  its  term.

5.6.     Adjustments  Upon  Changes  in  Capitalization: Subject  to  any required  shareholder  action,  the  number  of  shares of stock covered by each outstanding  option  and  the  price  per  share  in  each  such option will be proportionately  adjusted  for  any increase or decrease in the number of issued shares  of  Stock  of  the  Corporation  resulting  from:  (i)  a subdivision or consolidation  of  shares; (ii) the payment of a stock dividend (but only on the Stock);  (iii)  any  other  increase  or  decrease  in the number of such shares effected  without  receipt  of  consideration by the Corporation; (iv) or, as to Stock  issued  other  than  pursuant  to  a  stock option granted to a director, officer, employee or a person rendering services as an independent contractor to the  Corporation  or  any  Parent or Subsidiary, any increase or decrease in the number  of shares made for per share consideration less than the option price of such  option.  Any  fraction  of  a share subject to option that would otherwise result  from  an  adjustment  pursuant  to  this  subparagraph  will be rounded downward  to  the  next  full  number  of  shares  without other compensation or consideration  to  the  holder  of  the  option. Subject to any required shareholder action, if the Corporation will be the surviving corporation in any merger or consolidation, each outstanding option will pertain and apply to the securities to which a holder of the number of shares of Stock subject to the option would have been entitled. The Corporation's Board of Directors may grant each optionee the right to exercise his or her option in whole or in part immediately prior to the Corporation's dissolution or liquidation, or merger or consolidation in which the corporation is not the surviving corporation. If the Corporation is consolidated with or merged into any other corporation, or if the Corporation sells or transfers all or substantially all of its assets, or if any other similar event affecting shares of Stock of the Corporation should occur, and if the exercisability of the options is not accelerated by the Board of Directors and the acquiring Corporation assumes the Corporation's obligations under the options granted under this Plan, then each optionee will be entitled thereafter to purchase shares of stock and other securities and property in the kind and amount, and at the price, which the optionee would have been entitled had his or her option been exercised prior to such event. The Corporation will make lawful provision therefore as part of any such transaction.  To the extent that the foregoing adjustments relate to stock or securities of the Corporation, they will be made by the Committee, whose determinations will be final, binding and conclusive. The grant of an option pursuant to the Plan will not affect in any way the Corporation's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets. Whenever the Corporation takes any action resulting in any adjustment provided for in this Section 5.6, the Corporation will forthwith deliver notice of the action to optionee. The notice will set forth the number of shares subject to this Option and the purchase price thereof resulting from the adjustment.

5.7.   Reload Options:   Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a “Reload Option”) in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement.  Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option.   Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the provisions of the Code. There shall be no Reload Options on a Reload Option.  Any such Reload Option shall be subject to the availability of sufficient shares under Section 4 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

5.8.   Rights as a Shareholder:  An optionee or a transferee of an option will  have no rights as a shareholder with respect to any shares underlying his or  her  option  until  the  date  the optionee is issued a certificate for such shares.  No  adjustment  will be made for dividends (ordinary or extraordinary, whether  in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except  as  provided  in  Section  5.6  above.

5.9.   Modification,  Extension  and Renewal of Options:  Subject  to the terms  and  conditions and within the limitations of the Plan, the Committee may modify,  extend  or  renew outstanding options granted under the Plan, or accept the  surrender  of outstanding options (to the extent not theretofore exercised) and  authorize  the  granting  of  new options in substitution therefore (to the extent  not  theretofore  exercised).

5.10.  Other Provisions:  The option agreements authorized under the Plan will  contain such other provisions, including without limitation, restrictions upon  the exercise of the option, as the Committee and the Board of Directors of the  Corporation will deem advisable.  Thus, for example, the Committee and the Board  of  Directors  may  require  that all or any portion of an option granted hereunder not be exercisable until a specified period of time has passed or some other  event  has  occurred.

6.     TERM OF PLAN:  Options may be granted pursuant to the Plan from time to  time  within a period of ten (10) years from the date the Plan is adopted by the  Corporation's  Board  of  Directors  or  is  approved  by the Corporation's shareholders,  whichever  occurs  earlier.  Termination  of  the  Plan will not affect  any  option  previously  granted.

7.     AMENDMENT OF THE PLAN:  To the extent permitted by law  and  subject to  any  required  approval  by  the  Corporation's  shareholders,  the Board of Directors  may  suspend or discontinue the Plan or revise or amend it in any way with  respect  to  any  shares  not  subject  to  options  at  that  time.

8.     APPLICATION OF FUNDS:  The proceeds received by the Corporation from the  sale  of  Stock  pursuant  to  options  may  be  used for general corporate purposes.

9.     NO OBLIGATION TO EXERCISE OPTION:  The granting of an  option  will impose no  obligation  upon  the  optionee  to  exercise  such  option.

10.   SECURITIES  LAWS  COMPLIANCE:   Notwithstanding  anything  contained herein,  the  Corporation  will not be obligated to grant any option under this Plan,  or  to  sell or issue any share pursuant to any option agreement executed pursuant  to  the  Plan,  unless  the grant or sale is effectively registered or exempt  from  registration  under the Securities Act of 1933, as amended.

11.  SECTION 16(B) OF THE EXCHANGE ACT. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.  In the event that an affiliate of the company acquires shares of common stock under this Plan, the affiliate will be subject to section 16(b) of the Exchange Act. To the extent that a Rule 16b-3 exemptive provision is unavailable and in the event that any affiliate acquiring shares hereunder has sold or sells any shares of common stock in the six months preceding or following the receipt of shares hereunder, any so called "profit", as computed under Section 16(b) of the Exchange Act, would be recognized as valid consideration for the "purchase" of shares in connection with the "profit" computation under Section 16(b) of the Exchange Act. In this case, the Company has agreed, that for the purpose of any "profit" computation under 16(b), the price paid for the common stock issued to affiliates is equal to the value of services rendered. Shares of common stock acquired hereunder by persons other than affiliates are not subject to section 16(b) of the Exchange Act.

As  adopted  by  the  Board  of  Directors  on May 20, 2009.

Rock Energy Resources, Inc.,
a Delaware corporation

___________________________
By: Rocky Emery
Its:  CEO